Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Revenues:
Rooms	$123,051	$99,985	$446,760	$410,315
Food and beverage	76,164	71,207	273,857	267,194
Other hotel operating revenue	23,584	21,047	82,922	80,907
Lease revenue	1,273	1,675	4,778	5,422
Total revenues	224,072	193,914	808,317	763,838
Operating Costs and Expenses:
Rooms	34,268	28,359	124,896	114,087
Food and beverage	56,508	50,018	199,573	192,028
Other departmental expenses	58,424	51,808	211,981	207,664
Management fees	6,972	6,516	24,984	24,719
Other hotel expenses	16,482	14,311	56,842	53,808
Lease expense	1,155	1,163	4,580	4,865
Depreciation and amortization	27,048	25,840	103,464	112,062
Impairment losses and other charges	18,843	—	18,843	—
Corporate expenses	8,225	15,650	31,857	39,856
Total operating costs and expenses	227,925	193,665	777,020	749,089
Operating (loss) income	(3,853)	249	31,297	14,749
Interest expense	(16,862)	(19,299)	(75,489)	(86,447)
Interest income	95	49	217	173
Loss on early extinguishment of debt	—	—	—	(1,237)
Loss on early termination of derivative financial instruments	—	—	—	(29,242)
Equity in losses of unconsolidated affiliates	(11,431)	(2,949)	(13,485)	(9,215)
Foreign currency exchange gain (loss)	94	(79)	(1,075)	(2)
Other income, net	455	1,051	1,820	5,767
Loss before income taxes and discontinued operations	(31,502)	(20,978)	(56,715)	(105,454)
Income tax expense	(796)	(691)	(1,011)	(970)
Loss from continuing operations	(32,298)	(21,669)	(57,726)	(106,424)
Income (loss) from discontinued operations, net of tax	—	357	(535)	101,572
Net loss	(32,298)	(21,312)	(58,261)	(4,852)
Net loss attributable to the noncontrolling interests in SHR's operating partnership	58	99	184	29
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	1,880	614	2,771	(383)
Net loss attributable to SHR	(30,360)	(20,599)	(55,306)	(5,206)
Preferred shareholder dividends	(6,041)	4,682	(24,166)	(18,482)
Net loss attributable to SHR common shareholders	$(36,401)	$(15,917)	$(79,472)	$(23,688)
Basic Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.70)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.57
Net loss attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.13)
Weighted average common shares outstanding	206,836	186,151	201,109	176,576
Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.70)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.57
Net loss attributable to SHR common shareholders	$(0.18)	$(0.09)	$(0.40)	$(0.13)
Weighted average common shares outstanding	206,836	186,151	201,109	176,576

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	December 31,
	2012	2011
Assets
Investment in hotel properties, net	$1,970,560	$1,692,431
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $10,812 and $8,915	30,631	30,635
Investment in unconsolidated affiliates	112,488	126,034
Cash and cash equivalents	80,074	72,013
Restricted cash and cash equivalents	58,579	39,498
Accounts receivable, net of allowance for doubtful accounts of $1,602 and $1,698	45,620	43,597
Deferred financing costs, net of accumulated amortization of $7,049 and $3,488	11,695	10,845
Deferred tax assets	2,203	2,230
Prepaid expenses and other assets	54,208	29,047
Total assets	$2,406,417	$2,086,689
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,176,297	$1,000,385
Bank credit facility	146,000	50,000
Accounts payable and accrued expenses	228,397	249,179
Distributions payable	—	72,499
Deferred tax liabilities	47,275	47,623
Total liabilities	1,597,969	1,419,686
Noncontrolling interests in SHR’s operating partnership	5,463	4,583
Commitments and contingencies
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 and $130,148 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 and $112,775 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 and $119,377 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 and 250,000,000 common shares authorized; 204,308,710 and 185,627,199 common shares issued and outstanding)	2,043	1,856
Additional paid-in capital	1,730,535	1,634,067
Accumulated deficit	(1,245,927)	(1,190,621)
Accumulated other comprehensive loss	(58,871)	(70,652)
Total SHR’s shareholders’ equity	707,328	654,198
Noncontrolling interests in consolidated affiliates	95,657	8,222
Total equity	802,985	662,420
Total liabilities, noncontrolling interests and equity	$2,406,417	$2,086,689

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	December 31, 2012
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,309	204,309
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,610	1,610
Value Creation Plan units outstanding under the deferral program	1,301	1,301
Combined shares and units outstanding	208,073	208,073
Common stock price at end of period	$6.40	$6.40
Common equity capitalization	$1,331,667	$1,331,667
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,322,297	1,322,297
Pro rata share of unconsolidated debt	221,200	—
Pro rata share of consolidated debt	(135,160)	—
Cash and cash equivalents	(80,074)	(80,074)
Total enterprise value	$2,949,032	$2,862,992
Net Debt / Total Enterprise Value	45.0%	43.4%
Preferred Equity / Total Enterprise Value	9.8%	10.1%
Common Equity / Total Enterprise Value	45.2%	46.5%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotel was sold during 2011 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$60,003
The following is a summary of income (loss) from discontinued operations for the three months and years ended December 31, 2012 and 2011 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Hotel operating revenues	$—	$—	$—	$9,743
Operating costs and expenses	—	—	—	9,456
Operating income	—	—	—	287
Foreign currency exchange (loss) gain	—	—	(535)	51
Other income, net	—	—	—	326
Income tax expense	—	—	—	(379)
Gain on sale	—	357	—	101,287
Income (loss) from discontinued operations	$—	$357	$(535)	$101,572

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate that owns the Hotel del Coronado. Pursuant to the terms of the recapitalization, our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On December 17, 2012, we acquired an additional interest in the entity increasing our ownership to 36.4%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$29,888	$20,546	$50,434	$30,324	$18,322	$48,646
Property EBITDA (100%)	$7,201	$3,034	$10,235	$7,697	$2,052	$9,749
Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$2,491	$1,517	$4,008	$2,640	$1,026	$3,666
Depreciation and amortization	(1,797)	(1,823)	(3,620)	(1,674)	(1,765)	(3,439)
Interest expense	(2,549)	(189)	(2,738)	(2,515)	(204)	(2,719)
Other expenses, net	(7,869)	(111)	(7,980)	(22)	(17)	(39)
Income taxes	90	—	90	(49)	—	(49)
Equity in losses of unconsolidated affiliates	$(9,634)	$(606)	$(10,240)	$(1,620)	$(960)	$(2,580)
EBITDA Contribution:
Equity in losses of unconsolidated affiliates	$(9,634)	$(606)	$(10,240)	$(1,620)	$(960)	$(2,580)
Depreciation and amortization	1,797	1,823	3,620	1,674	1,765	3,439
Termination fee	7,820	—	7,820	—	—	—
Interest expense	2,549	189	2,738	2,515	204	2,719
Income taxes	(90)	—	(90)	49	—	49
EBITDA Contribution	$2,442	$1,406	$3,848	$2,618	$1,009	$3,627
FFO Contribution:
Equity in losses of unconsolidated affiliates	$(9,634)	$(606)	$(10,240)	$(1,620)	$(960)	$(2,580)
Depreciation and amortization	1,797	1,823	3,620	1,674	1,765	3,439
Termination fee	7,820	—	7,820	—	—	—
FFO Contribution	$(17)	$1,217	$1,200	$54	$805	$859

	Year Ended December 31, 2012			Year Ended December 31, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$140,220	$77,281	$217,501	$136,727	$30,711	$167,438
Property EBITDA (100%)	$40,722	$12,777	$53,499	$42,445	$(1,144)	$41,301
Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$13,989	$6,389	$20,378	$14,662	$(572)	$14,090
Depreciation and amortization	(6,895)	(7,145)	(14,040)	(6,637)	(4,022)	(10,659)
Interest expense	(10,093)	(778)	(10,871)	(9,897)	(452)	(10,349)
Other expenses, net	(7,931)	(155)	(8,086)	(1,569)	(657)	(2,226)
Income taxes	383	—	383	505	—	505
Equity in losses of unconsolidated affiliates	$(10,547)	$(1,689)	$(12,236)	$(2,936)	$(5,703)	$(8,639)
EBITDA Contribution
Equity in losses of unconsolidated affiliates	$(10,547)	$(1,689)	$(12,236)	$(2,936)	$(5,703)	$(8,639)
Depreciation and amortization	6,895	7,145	14,040	6,637	4,022	10,659
Termination fee	7,820	—	7,820	—	—	—
Interest expense	10,093	778	10,871	9,897	452	10,349
Income taxes	(383)	—	(383)	(505)	—	(505)
EBITDA Contribution	$13,878	$6,234	$20,112	$13,093	$(1,229)	$11,864
FFO Contribution
Equity in losses of unconsolidated affiliates	$(10,547)	$(1,689)	$(12,236)	$(2,936)	$(5,703)	$(8,639)
Depreciation and amortization	6,895	7,145	14,040	6,637	4,022	10,659
Termination fee	7,820	—	7,820	—	—	—
FFO Contribution	$4,168	$5,456	$9,624	$3,701	$(1,681)	$2,020

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate		Spread over LIBOR		Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80%	(b)	480 bp	(b)	$425,000	March 2016
Cash and cash equivalents					(7,929)
Net Debt					$417,071
Fairmont Scottsdale Princess
CMBS Mortgage	0.57%		36 bp		$133,000	April 2015
Cash and cash equivalents					(4,626)
Net Debt					$128,374

(a)	Includes extension options.

(b)	Subject to a 1% LIBOR floor.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Paris Marriott (a):
Property EBITDA	$—	$—	$—	$3,455
Revenue (b)	$—	$—	$—	$3,455

Lease expense	—	—	—	(3,274)
Less: Deferred gain on sale-leaseback	—	—	—	(1,214)
Adjusted lease expense	—	—	—	(4,488)

EBITDA contribution from leasehold	$—	$—	$—	$(1,033)

Marriott Hamburg:
Property EBITDA	$1,472	$1,568	$5,876	$6,603
Revenue (b)	$1,273	$1,675	$4,778	$5,422

Lease expense	(1,155)	(1,163)	(4,580)	(4,865)
Less: Deferred gain on sale-leaseback	(50)	(66)	(200)	(217)
Adjusted lease expense	(1,205)	(1,229)	(4,780)	(5,082)

EBITDA contribution from leasehold	$68	$446	$(2)	$340

Total Leaseholds:
Property EBITDA	$1,472	$1,568	$5,876	$10,058
Revenue (b)	$1,273	$1,675	$4,778	$8,877

Lease expense	(1,155)	(1,163)	(4,580)	(8,139)
Less: Deferred gain on sale-leasebacks	(50)	(66)	(200)	(1,431)
Adjusted lease expense	(1,205)	(1,229)	(4,780)	(9,570)

EBITDA contribution from leaseholds	$68	$446	$(2)	$(693)

	December 31,
Security Deposit (c):	2012	2011
Marriott Hamburg	$2,507	$2,462

(a)
On April 6, 2011, we sold our leasehold interest in the Paris Marriott hotel. The results of operations for the Paris Marriott hotel have been classified as discontinued operations for all periods presented.

(b)
For the year ended December 31, 2011, Revenue for the Paris Marriott hotel represents Property EBITDA. For the three months and years ended December 31, 2012 and 2011, Revenue for the Marriott Hamburg hotel represents lease revenue.

(c)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(36,401)	$(15,917)	$(79,472)	$(23,688)
Depreciation and amortization	27,048	25,840	103,464	112,062
Interest expense	16,862	19,299	75,489	86,447
Income taxes—continuing operations	796	691	1,011	970
Income taxes—discontinued operations	—	—	—	379
Noncontrolling interests	(58)	(99)	(184)	(29)
Adjustments from consolidated affiliates	(4,217)	(1,302)	(8,599)	(6,733)
Adjustments from unconsolidated affiliates	6,956	6,928	27,562	23,221
Preferred shareholder dividends	6,041	(4,682)	24,166	18,482
EBITDA	17,027	30,758	143,437	211,111
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(66)	(200)	(217)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets—discontinued operations	—	(357)	—	(101,287)
Impairment losses and other charges	18,843	—	18,843	—
Loss on early extinguishment of debt	—	—	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange (gain) loss—continuing operations (a)	(94)	79	1,075	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(1,352)	9,529	1,407	18,607
Severance charges	2,485	—	2,485	—
Management agreement termination fee (b)	7,820	—	7,820	—
Comparable EBITDA	$44,679	$39,943	$175,402	$154,790

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in losses of unconsolidated affiliates and net loss attributable to the noncontrolling interests in consolidated affiliates.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Loss Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(36,401)	$(15,917)	$(79,472)	$(23,688)
Depreciation and amortization	27,048	25,840	103,464	112,062
Corporate depreciation	(190)	(273)	(979)	(1,141)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets—discontinued operations	—	(357)	—	(101,287)
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(66)	(200)	(217)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	—	—	379
Noncontrolling interests adjustments	(127)	(135)	(501)	(575)
Adjustments from consolidated affiliates	(1,906)	(664)	(4,091)	(4,486)
Adjustments from unconsolidated affiliates	3,923	3,740	15,258	11,763
FFO	(7,703)	12,168	33,479	(11,044)
Redeemable noncontrolling interests	69	36	317	546
FFO—Fully Diluted	(7,634)	12,204	33,796	(10,498)
Impairment losses and other charges	18,843	—	18,843	—
Non-cash mark to market of interest rate swaps	(7,833)	(1,696)	(12,238)	(2,183)
Loss on early extinguishment of debt	—	—	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange (gain) loss—continuing operations (a)	(94)	79	1,075	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(1,352)	9,529	1,407	18,607
Severance charges	2,485	—	2,485	—
Management agreement termination fee (b)	7,820	—	7,820	—
Comparable FFO	$12,235	$20,116	$53,723	$36,356
Comparable FFO per fully diluted share	$0.06	$0.11	$0.26	$0.20
Weighted average diluted shares (c)	209,307	188,340	203,605	179,319

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)
Our share of the Hotel del Coronado management agreement termination fee included in both equity in losses of unconsolidated affiliates and net loss attributable to the noncontrolling interests in consolidated affiliates.

(c)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Marriott London Grosvenor Square (c)	1.62%	110 bp (c)	$115,468	October 2013
North Beach Venture	5.00%	Fixed	1,476	January 2014
Bank credit facility	3.21%	300 bp	146,000	June 2015
Four Seasons Washington, D.C.	3.36%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	214,186	June 2017
Fairmont Chicago	6.09%	Fixed	95,167	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	190,000	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	90,000	December 2017
InterContinental Miami	3.71%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.06%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,322,297

(a)
Spread over LIBOR (0.21% at December 31, 2012). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	Principal balance of £71,070,000 at December 31, 2012. Spread over three-month GBP LIBOR (0.52% at December 31, 2012).

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $18,000,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£71,070	October 2013

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2013	$126,334
2014	15,348
2015	162,246
2016	150,661
2017	549,516
Thereafter	318,192
$1,322,297

Percent of fixed rate debt including U.S. and European swaps	74.8%
Weighted average interest rate including U.S. and European swaps (e)	6.45%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.21

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.